UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016

APPLE HOSPITALITY REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (the “Company”) is filing this report in accordance with Items 1.01 and 9.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on April 13, 2016, the Company, Apple REIT Ten, Inc. (“Apple Ten”) and 34 Consolidated, Inc., a wholly-owned subsidiary of the Company (“Ten Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for, among other things, the merger of Apple Ten with and into Ten Acquisition Sub (the “Merger”), with Ten Acquisition Sub surviving the Merger as a wholly-owned subsidiary of the Company.

On July 13, 2016, the parties to the Merger Agreement entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”) to effect certain amendments to the Merger Agreement.  The Amendment (i) conforms the language in the covenant in the Merger Agreement regarding termination of related party contracts with the language in the Termination Agreement, dated April 13, 2016, entered into among the Company, Apple Ten, Apple Ten Advisors, Inc. and Apple Suites Realty Group, Inc., which provides that the termination of such contracts will be effective as of immediately after the effective time of the Merger, (ii) clarifies that the closing condition relating to appraisal rights is based on the number of dissenting shares not exceeding five percent (5%) of the Apple Ten common shares outstanding immediately prior to the effective time of the Merger, and (iii) restates the plan of merger to incorporate several immaterial changes to conform with applicable state law requirements.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

2.1	First Amendment to Agreement and Plan of Merger, dated as of July 13, 2016, among Apple REIT Ten, Inc., Apple Hospitality REIT, Inc. and 34 Consolidated, Inc.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company filed a Registration Statement on Form S-4 (File No. 333-211564) with the SEC on May 24, 2016 that includes the preliminary joint proxy statement of the Company and Apple Ten and also constitutes the preliminary prospectus of the Company, as well as other relevant documents concerning the proposed transaction.  The registration statement has not yet been declared effective by the SEC and may be amended, and the definitive joint proxy statement/prospectus is not currently available.  The Company will mail the definitive joint proxy statement/prospectus to its security holders if and when it becomes available.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION.  The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by the Company or Apple Ten with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed by the Company with the SEC on its website at www.applehospitalityreit.com.  Investors and security holders may obtain free copies of the documents filed by Apple Ten with the SEC on its website at www.applereitten.com.  Investors and security holders may also obtain free copies of the documents filed by each of the Company or Apple Ten by directing a written request to the Company or Apple Ten, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727‐6321.

Certain Information Regarding Participants

The Company, Apple Ten and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed merger. Information about the executive officers and directors of the Company and their ownership of securities in the Company is set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016.  Information about the executive officers and directors of Apple Ten and their ownership of securities in Apple Ten is set forth in Apple Ten’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and Apple Ten and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.  You may obtain free copies of these documents from the Company or Apple Ten using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “likely,” or other words, phrases or expressions of similar import.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Apple Ten or the proposed combined company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of the companies to obtain the required shareholder approvals to consummate the proposed merger; the satisfaction or waiver of other conditions in the Merger Agreement; the risk that the merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that may be instituted against the Company, Apple Ten and others related to the Merger Agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s or Apple Ten’s business, assets or classification as a real estate investment trust.  Although the Company and Apple Ten believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, Apple Ten or any other person that the results or conditions described in such statements or the objectives and plans of the Company or Apple Ten will be achieved.  In addition, the Company’s and Apple Ten’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review the Company’s and Apple Ten’s financial statements and the notes thereto, as well as the risk factors described in the Company’s and Apple Ten’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on February 25, 2016 and in the Quarterly Report on Form 10-Q filed by the Company on May 5, 2016 and in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Apple Ten with the SEC on March 4, 2016 and in the Quarterly Report on Form 10-Q filed by Apple Ten on May 6, 2016.  Any forward-looking statement speaks only as of the date of such statements. Neither the Company nor Apple Ten undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

By:        /s/ Justin G. Knight
Justin G. Knight
President and Chief Executive Officer

Date: July 13, 2016